Exhibit 10.1
FOURTH AMENDMENT AND MODIFICATION AGREEMENT
     THIS FOURTH AMENDMENT AND MODIFICATION AGREEMENT (hereinafter referred to as this “Fourth Amendment”) is made this 28th day of March, 2011, by and among
     INSURANCE SERVICES OFFICE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 545 Washington Boulevard, Jersey City, New Jersey 07310-1686 (hereinafter referred to as the “Borrower”),
     AND
     ISO CLAIMS SERVICES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 250 Berryhill Road, Columbia, South Carolina 29210 (hereinafter referred to as “ISO Claims Services”),
     AND
     AIR WORLDWIDE CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 131 Dartmouth Street, Boston, Massachusetts 02116-5134 (hereinafter referred to as “AIR Worldwide”),
     AND
     ISO SERVICES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having an office located at 545 Washington Boulevard, Jersey City, New Jersey 07310-1686 (hereinafter referred to as “ISO Services”),
     AND
     XACTWARE SOLUTIONS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 1426 East 750 North, Orem, Utah 84097 (hereinafter referred to as “Xactware”),
     AND
     VERISK HEALTH, INC., a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts having its principal office located at 99 Summer Street, Suite 520, Boston, Massachusetts 02110 (hereinafter referred to as “Verisk”),
     AND
     INTERTHINX, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of California having its principal office located at 30005 Ladyface Circle, Agoura Hills, California 91301 (hereinafter referred to as “Interthinx”),
     AND
     D2HAWKEYE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 130 Turner Street, 7th Floor,

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Waltham, Massachusetts 02453 (hereinafter referred to as “D2Hawkeye”),
     AND
     VERISK ANALYTICS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 545 Washington Boulevard, Jersey City, New Jersey 07310-1686 (hereinafter referred to as “Verisk Analytics”)
     AND
     ISO STAFF SERVICES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having an office located at 545 Washington Boulevard, Jersey City, New Jersey 07310-1686 (hereinafter referred to as “ISO Staff Services”, and hereinafter ISO Claims Services, AIR Worldwide, ISO Services, Xactware, Verisk, Interthinx, D2Hawkeye, Verisk Analytics, and ISO Staff Services shall be collectively referred to as the “Guarantors”),
     AND
     BANK OF AMERICA, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016, in its capacity as a Lender, the letter of credit issuer and the swing line lender (hereinafter referred to as “Bank of America”),
     AND
     THOSE OTHER LENDERS SIGNATORY HERETO (hereinafter said lenders, together with Bank of America, shall be sometimes individually referred to as a “Lender” and collectively referred to as the “Lenders”),
     AND
     BANK OF AMERICA, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016, in its capacity as administrative agent for the Lenders (hereinafter referred to as the “Administrative Agent”).
W I T N E S S E T H :
     WHEREAS, pursuant to the terms, conditions, and provisions of that certain Credit Agreement dated as of July 2, 2009, executed by and among the Borrower, as borrower, Bank of America, as a Lender, JPMorgan Chase Bank, N.A. (hereinafter referred to as “JPMorgan Chase”), as a Lender, Morgan Stanley Bank, N.A. (hereinafter referred to as “Morgan Stanley”), as a Lender, Wells Fargo Bank, N.A. (hereinafter referred to as “Wells Fargo”), as a Lender, Bank of America, as letter of credit issuer and swing line lender, and the Administrative Agent, as administrative agent (hereinafter referred to as the “Original Credit Agreement”), the Lenders made available to the Borrower an unsecured revolving credit loan facility in the aggregate maximum principal amount of up to $300,000,000.00, expandable up to an aggregate maximum principal amount of up to $500,000,000.00 (hereinafter referred to as the “Original Credit Facility”), which Original Credit Facility includes (i) a $25,000,000.00 letter of credit sub-facility for the issuance of standby letters of credit (and not commercial letters of credit) denominated in U.S.
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dollars or such other currencies as may be agreed upon by the Borrower and Bank of America, as letter of credit issuer, and (ii) a $30,000,000.00 swingline sub-facility, all made available to the Borrower for working capital and other lawful corporate purposes, including, without limitation, (a) refinancing a portion of the Borrower’s then-existing indebtedness and (b) financing such acquisitions as may be permitted pursuant to the terms, conditions, and provisions of the Original Credit Agreement; and
     WHEREAS, Bank of America’s “Commitment” (as such term is defined in the Original Credit Agreement) under the Original Credit Facility is evidenced by that certain Revolving Credit Loan Note #1 dated as of July 2, 2009, executed by the Borrower, as maker, in favor of Bank America, as payee, in the maximum principal amount of up to $125,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #1”); and
     WHEREAS, JPMorgan Chase’s Commitment under the Original Credit Facility is in the maximum principal amount of up to $75,000,000.00, but JPMorgan Chase did not require that a promissory note be executed to evidence said Commitment; and
     WHEREAS, Morgan Stanley’s Commitment under the Original Credit Facility is evidenced by that certain Revolving Credit Loan Note #2 dated as of July 2, 2009, executed by the Borrower, as maker, in favor of Morgan Stanley, as payee, in the maximum principal amount of up to $50,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #2”); and
     WHEREAS, Wells Fargo’s Commitment under the Original Credit Facility is in the maximum principal amount of up to $50,000,000.00, but Wells Fargo did not require that a promissory note be executed to evidence said Commitment; and
      WHEREAS, pursuant to the terms, conditions, and provisions of that certain Continuing Guaranty dated as of July 2, 2009 executed by ISO Claims Services, ISO Investment Holdings, Inc., a Delaware corporation (hereinafter referred to as “ISO Investment Holdings”), AIR Worldwide, ISO Services, Xactware, Verisk, Interthinx, and D2Hawkeye, on a joint and several basis, in favor of the Administrative Agent and the Lenders, said Guarantors guarantied the payment and performance of all of the obligations of the Borrower owed to the Administrative Agent and the Lenders under the Original Credit Agreement and the other “Loan Documents” (as such term is defined in the Original Credit Agreement) (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Guaranty #1”); and
     WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by SunTrust Bank (hereinafter referred to as “SunTrust”), as an additional Lender, SunTrust agreed to (i) provide a Commitment equal to $25,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan Documents, as a result of which SunTrust became a “Lender” under the Original Credit Agreement; and
     WHEREAS, SunTrust’s original Commitment under the Original Credit Facility was in the aforesaid maximum principal amount of up to $25,000,000.00, and SunTrust did not require that a promissory note be executed to evidence said Commitment; and
     WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by PNC Bank, N.A. (hereinafter referred to as “PNC”), as an additional Lender, PNC agreed to (i) provide a Commitment equal to $20,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan
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Documents, as a result of which PNC became a “Lender” under the Original Credit Agreement; and
     WHEREAS, PNC’s Commitment under the Original Credit Facility was evidenced by that certain Revolving Credit Loan Note #3, dated August 21, 2009 executed by the Borrower, as maker, in favor of PNC, as payee, in the maximum principal amount of up to $20,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #3”); and
     WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by Sovereign Bank (hereinafter referred to as “Sovereign”), as an additional Lender, Sovereign agreed to (i) provide a Commitment in the principal amount of $40,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan Documents, as a result of which Sovereign became a “Lender” under the Original Credit Agreement; and
     WHEREAS, Sovereign’s Commitment under the Original Credit Facility is evidenced by that certain Revolving Credit Loan Note #4 dated August 21, 2009 executed by the Borrower, as maker, in favor of Sovereign, as payee, in the maximum principal amount of up to $40,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #4”); and
     WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by RBS Citizens, N.A. (hereinafter referred to as “RBS”), as an additional Lender, RBS agreed to (i) provide a Commitment in the principal amount of $35,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan Documents, as a result of which RBS became a “Lender” under the Original Credit Agreement; and
     WHEREAS, RBS’s original Commitment under the Original Credit Facility was evidenced by that certain Revolving Credit Loan Note #5, dated August 21, 2009 executed by the Borrower, as maker, in favor of RBS, as payee, in the maximum principal amount of up to $35,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #5”); and
     WHEREAS, pursuant to that certain Letter Agreement dated August 21, 2009 executed by and between the Borrower and the Administrative Agent, on behalf of itself as Administrative Agent and all of the Lenders (hereinafter referred to as the “First Amendment”), the Borrower and the Administrative Agent agreed to amend and modify the terms, conditions, and provisions of the Original Credit Agreement for the purposes more fully set forth and described in the First Amendment; and
     WHEREAS, pursuant to the terms, conditions, and provisions of that certain Continuing Guaranty dated November 4, 2009 executed by Verisk Analytics in favor of the Administrative Agent and the Lenders in accordance with the requirements of Section 6.12(b) of the Credit Agreement, Verisk Analytics guarantied the payment and performance of all of the obligations of the Borrower owed to the Administrative Agent and the Lenders under the Original Credit Agreement and the other Loan Documents (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Guaranty #2”); and
     WHEREAS, pursuant to that certain Second Amendment and Modification Agreement dated April 19, 2010, executed by and among the Borrower, the Guarantors, the Lenders, and the Administrative Agent (hereinafter referred to as the “Second Amendment”), the Borrower, the Guarantors, the Lenders, and the Administrative Agent agreed to further amend and modify the terms,
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conditions, and provisions of the Original Credit Agreement for the purposes more fully set forth and described in the Second Amendment; and
     WHEREAS, on June 30, 2010, ISO Investment Holdings was merged with and into the Borrower, with the Borrower being the surviving entity; and
     WHEREAS, pursuant to that certain Third Amendment and Modification Agreement dated September 10, 2010, executed by and among the Borrower, the Guarantors, the Lenders, and the Administrative Agent (hereinafter referred to as the “Third Amendment”, and hereinafter the Original Credit Agreement, as amended and modified through the Third Amendment, shall be referred to as the “Credit Agreement”), the Borrower, the Guarantors, the Lenders, and the Administrative Agent agreed to further amend and modify the terms, conditions, and provisions of the Original Credit Agreement for the purposes more fully set forth and described in the Third Amendment, including providing for an accordion feature to expand the aggregate maximum principal amount of the Commitments to up to $750,000,000.00; and
     WHEREAS, in connection with the execution and delivery of the Third Amendment, Bank of America increased its Commitment under the Original Credit Facility to a new principal amount of $150,000,000.00, and such increased Commitment is evidenced by that certain First Substitute Revolving Credit Loan Note #1, dated September 10, 2010, executed by the Borrower, as maker, in favor of Bank of America, as payee, in the maximum principal amount of up to $150,000,000.00, which First Substitute Revolving Credit Loan Note #1 was given in full substitution for and in full replacement of the Original Revolving Credit Loan Note #1 (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Revolving Credit Loan Note #1”); and
     WHEREAS, in connection with the execution and delivery of the Third Amendment, JPMorgan Chase increased its Commitment under the Original Credit Facility to a new principal amount of $120,000,000.00, and JPMorgan Chase did not require that a promissory note be executed and delivered to it by the Borrower as evidence of such increased Commitment; and
     WHEREAS, in connection with the execution and delivery of the Third Amendment, Morgan Stanley increased its Commitment under the Original Credit Facility to a new principal amount of $95,000,000.00, and such increased Commitment is evidenced by that certain First Substitute Revolving Credit Loan Note #2, dated September 10, 2010, executed by the Borrower, as maker, in favor of Morgan Stanley, as payee, in the maximum principal amount of up to $95,000,000.00, which First Substitute Revolving Credit Loan Note #2 was given in full substitution for and in full replacement of the Original Revolving Credit Loan Note #2 (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Revolving Credit Loan Note #2”); and
     WHEREAS, in connection with the execution and delivery of the Third Amendment, Wells Fargo increased its Commitment under the Original Credit Facility to a new principal amount of $75,000,000.00, and Wells Fargo did not require that a promissory note be executed and delivered to it by the Borrower as evidence of such increased Commitment; and
     WHEREAS, in connection with the execution and delivery of the Third Amendment, SunTrust Bank increased its Commitment under the Original Credit Facility to a new principal amount of $47,500,000.00, and SunTrust Bank did not require that a promissory note be executed and delivered to it by the Borrower as evidence of such increased Commitment; and
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     WHEREAS, in connection with the execution and delivery of the Third Amendment, PNC terminated its Commitment and withdrew as a Lender; and
     WHEREAS, in connection with the execution and delivery of the Third Amendment, Sovereign Bank maintained its Commitment under the Original Credit Facility at its original principal amount of $40,000,000.00; and
     WHEREAS, in connection with the execution and delivery of the Third Amendment, RBS increased its Commitment under the Original Credit Facility to a new principal amount of $47,500,000.00, and such increased Commitment is evidenced by that certain First Substitute Revolving Credit Loan Note #5, dated September 10, 2010, executed by the Borrower, as maker, in favor of RBS , as payee, in the maximum principal amount of up to $47,500,000.00, which First Substitute Revolving Credit Loan Note #5 was given in full substitution for and in full replacement of the Original Revolving Credit Loan Note #5 (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Revolving Credit Loan Note #5”); and
     WHEREAS, pursuant to that certain Joinder dated March 16, 2011, The Northern Trust Company (hereinafter referred to as “Northern”) issued a Commitment under the Original Credit Facility in the principal amount of $25,000,000.00 and, as a result of said additional Commitment having been obtained, the aggregate maximum principal amount of the Original Credit Facility has been increased to up to Six Hundred Million and 00/100 ($600,000,000.00) Dollars (hereinafter the Original Credit Facility, as so increased and as it may be from time to time hereafter amended, modified, extended, renewed, substituted, and/or supplemented, shall be referred to as the “Credit Facility”), and such Commitment is evidenced by that certain Revolving Credit Loan Note #6, dated March 16, 2011, executed by the Borrower, as maker, in favor of Northern, as payee, in the maximum principal amount of up to $25,000,000.00 (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Revolving Credit Loan Note #6”, and hereinafter the Revolving Credit Loan Note #1, the Revolving Credit Loan Note #2, the Original Revolving Credit Loan Note #4, the Revolving Credit Loan Note #5, and the Revolving Credit Loan Note #6 shall be collectively referred to as the “Notes”); and
     WHEREAS, pursuant to the terms, conditions, and provisions of that certain Continuing Guaranty dated March 28, 2011 executed by ISO Staff Services in favor of the Administrative Agent and the Lenders in accordance with the requirements of Section 6.12(a) of the Credit Agreement, ISO Staff Services guarantied the payment and performance of all of the obligations of the Borrower owed to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Guaranty #3”, and hereinafter the Guaranty #1, the Guaranty #2, and the Guaranty #3 shall be collectively referred to as the “Guaranties”); and
     WHEREAS, the parties hereto have agreed to amend and modify the Credit Agreement and the other Loan Documents pursuant to the terms, conditions, and provisions of this Fourth Amendment for the purposes more fully set forth and described herein; and
     WHEREAS, defined terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Credit Agreement.
     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby promise, covenant, and agree as follows:
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     1. Waiver. Each of the Lenders and the Administrative Agent hereby waives, effective as of the date first above written, only the Event of Default arising under Section 8.01(c) of the Credit Agreement caused by the Borrower’s failure to comply with Section 7.03 of the Credit Agreement, solely to the extent of the Borrower’s past failure to cause ISO Staff Services to deliver a Guaranty pursuant to the terms of the Credit Agreement (as so amended); provided that ISO Staff Services shall deliver, on the date first written above, such Guaranty in the form so provided in the Credit Agreement.
     2. Credit Agreement. The Credit Agreement is hereby amended and modified as follows:
          (i) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the penultimate paragraph in the existing definition of “Applicable Rate” and inserting the following new paragraph in its place and stead:
“For the purposes of calculating the Consolidated Funded Debt Leverage Ratio in connection with this definition only, and for no other purpose, to the extent that Verisk Analytics, Inc. acquires a Person in accordance with the terms, conditions, and provisions of this Agreement, the Administrative Agent shall include in its calculation of Consolidated EBITDA the pro forma effect of such acquisition as if such acquisition shall have occurred on the first date of the applicable test period.”
          (ii) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Consolidated EBIT” and inserting the following new definition of “Consolidated EBIT” in its place and stead:
““Consolidated EBIT” means, for any period, for Verisk Analytics, Inc. and its direct and indirect Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period; (ii) the provision for Federal, state, local and foreign income taxes payable by Verisk Analytics, Inc. and its direct and indirect Subsidiaries for such period; (iii) non-cash charges for the appreciation of ESOP             shares; (iv) non-cash stock option expenses under FASB Accounting Standards Codification 718 for such period; (v) non-cash expenses in connection with the Borrower’s Top Hat Plan and Deferred Compensation Plan for such period, to the extent such expenses are the result of increasing the participant liabilities for said plans due to the appreciation in value of the investments held; (vi) non-cash expenses other than temporary impairment of the Borrower’s Top Hat Plan and Deferred Compensation Plan for such period, to the extent such expenses are the result of the depreciation in value of the investments held in said plan; (vii) non-cash loss on the disposal of fixed assets for such period; and (viii) other non-recurring expenses of Verisk Analytics, Inc. and its direct and indirect Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of Verisk Analytics, Inc. and its direct and indirect Subsidiaries for such period; (ii) non-cash gains in connection with the Borrower’s Top Hat Plan and Deferred Compensation Plan for such period, to the extent such gains are the result of decreasing the participant liabilities for said plans due to the depreciation in value of the investments held; and (iii) other non-recurring non-cash items increasing Consolidated Net Income for such period.”
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          (iii) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Consolidated EBITDA” and inserting the following new definition of “Consolidated EBITDA” in its place and stead:
““Consolidated EBITDA” means, for any period, for Verisk Analytics, Inc. and its direct and indirect Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period; (ii) the provision for Federal, state, local and foreign income taxes payable by Verisk Analytics, Inc. and its direct and indirect Subsidiaries for such period; (iii) depreciation and amortization expense; (iv) non-cash charges for the appreciation of ESOP shares; (v) non-cash stock option expenses under FASB Accounting Standards Codification 718 for such period; (vi) non-cash expenses in connection with the Borrower’s Top Hat Plan and Deferred Compensation Plan for such period, to the extent such expenses are the result of increasing the participant liabilities for said plans due to the appreciation in value of the investments held; (vii) non-cash expenses other than temporary impairment of the Borrower’s Top Hat Plan and Deferred Compensation Plan for such period, to the extent such expenses are the result of the depreciation in value of the investments held; (viii) non-cash loss on the disposal of fixed assets for such period; and (ix) other non-recurring expenses of Verisk Analytics, Inc. and its direct and indirect Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of Verisk Analytics, Inc. and its direct and indirect Subsidiaries for such period; (ii) non-cash gains in connection with the Borrower’s Top Hat Plan and Deferred Compensation Plan for such period, to the extent such gains are the result of decreasing the participant liabilities for said plans due to the depreciation in value of the investments held; and (iii) other non-recurring non-cash items increasing Consolidated Net Income for such period.”
          (iv) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Consolidated Funded Debt Leverage Ratio” and inserting the following new definition of “Consolidated Funded Debt Leverage Ratio” in its place and stead:
““Consolidated Funded Debt Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date -to- (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.
For the purposes of calculating the Consolidated Funded Debt Leverage Ratio in connection with determining compliance with the financial covenant set forth and contained in Section 7.10(b) of this Agreement only, and for no other purpose, to the extent that Verisk Analytics, Inc. acquires a Person in accordance with the terms, conditions, and provisions of this Agreement, the Administrative Agent shall include in its calculation of Consolidated EBITDA the pro forma effect of such acquisition as if such acquisition shall have occurred on the first date of the applicable test period.”
          (v) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Consolidated Funded Indebtedness” and inserting the following new definition of “Consolidated Funded Indebtedness” in its place and stead:
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““Consolidated Funded Indebtedness” means, as of any date of determination, for Verisk Analytics, Inc. and its direct and indirect Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all obligations, whether contingent or otherwise, arising under letters of credit (including standby and commercial letters of credit), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of Property or services (other than obligations to pay the earn out portion of the purchase price for Permitted Acquisitions and trade accounts payable in the ordinary course of business), (e) Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than Verisk Analytics, Inc. or any direct or indirect Subsidiary, (g) without duplication, all Guarantees by Verisk Analytics, Inc. and/or the Company of Permitted Subsidiary Acquisition Indebtedness, and (h) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which Verisk Analytics, Inc. or a direct or indirect Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to Verisk Analytics, Inc. or such direct or indirect Subsidiary.”
          (vi) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Consolidated Interest Charges” and inserting the following new definition of “Consolidated Interest Charges” in its place and stead:
““Consolidated Interest Charges” means, for any period, for Verisk Analytics, Inc. and its direct and indirect Subsidiaries on a consolidated basis, all interest, premium payments, debt discount, fees, charges and related expenses of Verisk Analytics, Inc. and its direct and indirect Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case (a) paid in cash and (b) to the extent treated as interest in accordance with GAAP.”
          (vii) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Consolidated Net Income” and inserting the following new definition of “Consolidated Net Income” in its place and stead:
““Consolidated Net Income” means, for any period, for Verisk Analytics, Inc. and its direct and indirect Subsidiaries on a consolidated basis, the net income of Verisk Analytics, Inc. and its direct and indirect Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period.”
          (viii) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Material Domestic Subsidiary” and inserting the following new definition of “Material Domestic Subsidiary” in its place and stead:
““Material Domestic Subsidiary” means any Domestic Subsidiary (a) which accounts for, or is responsible for generating, ten percent (10%) or more of the consolidated operating
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income or consolidated revenue of Verisk Analytics, Inc. and its direct and indirect Subsidiaries, as of the most recently ended fiscal quarter, or (b) which contributed more than ten percent (10%) of Consolidated EBITDA for the most recently ended four fiscal quarter period; provided, however, that no Domestic Subsidiary shall be deemed to be a Material Domestic Subsidiary for the purposes of compliance with Section 6.12 of this Agreement until the earlier to occur of the following two events: (i) such Domestic Subsidiary has been included in the annual audited consolidated results of Verisk Analytics, Inc. for at least nine (9) months and such annual audited consolidated results shall have been publicly filed in Verisk Analytics, Inc.’s annual report on Form 10-K; or (ii) the public filing by Verisk Analytics, Inc. of annual audited financial statements for such Domestic Subsidiary for the most recent fiscal year, provided that the determination of whether such annual audited financial statements for such Domestic Subsidiary are prepared and publicly filed shall be at the sole discretion of Verisk Analytics, Inc. Notwithstanding the foregoing definition to the contrary, the Administrative Agent and the Lenders hereby acknowledge and agree that, as of March 23, 2011, 3E Company Environmental, Ecological and Engineering, a Delaware corporation, is not a Material Domestic Subsidiary.”
          (ix) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by adding the following new definitions:
““Bondholders” means the holders of the Bonds.”
““Bonds” means any unsecured debt securities (whether registered under the Securities Act of 1933, as amended, or exempt therefrom (pursuant to Rule 144A thereunder or otherwise)) (i) issued by either Verisk Analytics, Inc. or the Borrower and (ii) guaranteed by Verisk Analytics, Inc. or the Borrower, as applicable, and any direct or indirect Subsidiary of Verisk Analytics, Inc. or the Borrower.”
          (x) The existing Section 2.05(b)(iii) of the Credit Agreement is hereby deleted in its entirety, and the following is hereby inserted in its place and stead: “Intentionally Omitted.”
          (xi) The existing Section 6.01(c) of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.01(c) is hereby inserted in its place and stead:
“(c) as soon as available, but in any event at least ninety (90) days after the commencement of each fiscal year of Verisk Analytics, Inc., annual projections for Verisk Analytics, Inc. and its direct and indirect Subsidiaries on a consolidated basis of a consolidated statement of income and operations of Verisk Analytics, Inc. and its direct and indirect Subsidiaries, on a quarterly basis for such fiscal year.”
          (xii) The existing Section 6.14 of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.14 is hereby inserted in its place and stead:
“6.14 Most Favored Lender Status. Deem this Agreement to be automatically amended (such amendment to be effective as of the date of the applicable incurrence, creation, assumption or amendment or modification) to include the representations, warranties, covenants and/or event of default provisions of any of the documents, indentures, agreements, or other evidence of any additional Indebtedness (or amendment
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or modification thereof), created, incurred or assumed by the Borrower or any Subsidiary after the date of this Agreement in favor of any lender or creditor, in the event and only to the extent such representations, warranties, covenants and/or event of default provisions are more favorable to such lender or creditor than, or are in addition to, those already set forth and contained in this Agreement and the other Loan Documents; provided, however, that, so long as no Default or Event of Default shall then exist, any such amendment of this Agreement shall be deemed (i) to terminate automatically upon (a) the repayment in full and termination of such Indebtedness or (b) the effective date of the deletion of such more favorable provisions in respect of such additional Indebtedness pursuant to the terms of such additional Indebtedness or (ii) to be amended automatically and in like manner and effect upon the effectiveness of any amendment of such more favorable provisions in respect of such Indebtedness pursuant to the terms of such additional Indebtedness. Within three (3) Business Days thereafter, the Borrower shall deliver a written conforming amendment to this Agreement. Prior to the execution and delivery of such documents by the Borrower and before such additional Indebtedness shall have been repaid in full and terminated, this Agreement shall be deemed to contain each such more favorable (or, as the case may be, such additional) representation, warranty, covenant and/or event of default provision for purposes of determining the rights and obligations hereunder.”
          (xiii) The following new Section 7.02(p) shall be added to Section 7.02 of the Credit Agreement:
“(p) Investments in the form of Guarantees by the Borrower or the Domestic Subsidiaries of the Borrower which act as Guarantors hereunder for the benefit of the Bondholders in connection with the Bonds.”
          (xiv) The existing Section 7.08 of the Credit Agreement is hereby deleted in its entirety, and the following is hereby inserted in its place and stead: “Intentionally Omitted.”
          (xv) The existing Section 7.10 of the Credit Agreement is hereby deleted in its entirety, and the following new Section 7.10 is hereby inserted in its place and stead:
“7.10 Financial Covenants.
(a)	Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of Verisk Analytics, Inc. to be less than 3.0 -to- 1.0.

(b)	Consolidated Funded Debt Leverage Ratio. Permit the Consolidated Funded Debt Leverage Ratio at any time during any period of four fiscal quarters of Verisk Analytics, Inc. to be greater than 3.0 -to- 1.0.”
          (xvi) The existing Section 7.11 of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.11 is hereby inserted in its place and stead:
“7.11 No Negative Pledges to Other Persons. Grant to another Person a covenant commonly referred to as a “negative pledge” with respect to its respective assets and properties other than (a) in connection with any Indebtedness constituting purchase-money
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Indebtedness secured by purchase-money security interests and Capitalized Leases, in each case, to the extent permitted under Section 7.03, and solely to the extent such covenant is limited to the Property covered by such Liens; (b) customary non-assignment provisions of leases, subleases, licenses and sublicenses; (c) with respect to specific Property to be sold pursuant to an executed definitive purchase agreement in connection with a Disposition permitted under Section 7.05; (d) in connection with Permitted Subsidiary Acquisition Indebtedness and limited to the Property covered by Liens in respect of Permitted Subsidiary Acquisition Indebtedness; and (e) for the benefit of the Bondholders in connection with the Bonds.”
     3. Amendments to all Loan Documents. Any and all references in any Loan Document to the Credit Agreement and/or any of the other Loan Documents shall be deemed to refer to the Credit Agreement or such other Loan Document, as amended and modified through this Fourth Amendment.
     4. Further Agreements and Representations. The Borrower and the Guarantors do hereby: (i) ratify, confirm and acknowledge that, as amended and modified by this Fourth Amendment, the Credit Agreement, the Notes, the Guaranties, and all other Loan Documents continue to be valid, binding and in full force and effect; (ii) acknowledge and agree that, as of the date hereof, none of the Borrower or any of the Guarantors has any defense, set-off, counterclaim or challenge against the payment of any sums due and owing to the Administrative Agent or any Lender or the enforcement of any of the terms of the Credit Agreement, the Guaranties and/or any of the other Loan Documents; (iii) acknowledge and agree that all representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, the Guaranties, and the other Loan Documents are true, accurate and correct as of the date hereof as if made on and as of the date hereof, except (a) to the extent any such representation or warranty is by its terms limited to a certain date or dates in which case it remains true, accurate and correct as of such date or dates, or (b) to the extent any such representation or warranty references or incorporates by reference any of the updated Schedules attached to this Fourth Amendment, in which case such representation or warranty shall be deemed to incorporate and refer to such updated Schedules, rather than the corresponding Schedules originally attached to the Original Credit Agreement, and that, with the exception of (1) the Amended and Restated Certificate of Incorporation of the Borrower filed with the Office of the Secretary of State of the State of Delaware on October 6, 2009, the current By-Laws of the Borrower, and the Certificate of Ownership and Merger Merging ISO Investment Holdings, Inc., a Delaware corporation, into the Borrower filed with the Office of the Secretary of State of the State of Delaware on June 30, 2010, each of which is attached to a Certificate of Insurance Services Office, Inc., as to Existence, Authorization and Incumbency dated of even date herewith and delivered as of the date hereof to the Administrative Agent, and (2) the Amended and Restated Certificate of Incorporation of Verisk Analytics filed with the Office of the Secretary of State of the State of Delaware on October 6, 2009, which has been previously delivered to the Administrative Agent, none of the corporate governing documents of the Borrower or the Guarantors have been amended, modified or supplemented since the date of the execution and delivery of the Credit Agreement; and (iv) represent and warrant that the Borrower and the Guarantors have taken all necessary action required by law and by their respective corporate governing documents to execute and deliver this Fourth Amendment and that such execution and delivery constitutes the legal and validly binding action of such entities.
     5. No Novation. It is the intention of the parties hereto that this Fourth Amendment shall not constitute a novation.
     6. Additional Documents; Further Assurances. The Borrower and the Guarantors hereby covenant and agree to execute and deliver to the Administrative Agent, on behalf of the Lenders, or to
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cause to be executed and delivered to the Administrative Agent, on behalf of the Lenders, contemporaneously herewith, at their sole cost and expense, any other documents, agreements, statements, resolutions, certificates, opinions, consents, searches and information as the Administrative Agent or any Lender may reasonably request in connection with the matters or actions described herein. The Borrower and the Guarantors hereby further covenant and agree to execute and deliver to the Administrative Agent, on behalf of the Lenders, or to use reasonable efforts to cause to be executed and delivered to the Administrative Agent, on behalf of the Lenders, at the sole cost and expense of the Borrower and the Guarantors, from time to time, any and all other documents, agreements, statements, certificates and information as the Administrative Agent or any Lender shall reasonably request to evidence or effect the terms of the Credit Agreement, the Guaranties, and/or any of the other Loan Documents. All such documents, agreements, statements, etc., shall be in form and content reasonably acceptable to the Administrative Agent and the Lenders.
     7. Waiver, Release and Indemnification by the Borrower and the Guarantors. To induce the Administrative Agent and the Lenders to enter into this Fourth Amendment, the Borrower and the Guarantors, and any person or entity claiming by or through any or all of them, each waives and releases and forever discharges the Administrative Agent and the Lenders and their respective officers, directors, shareholders, agents, parent corporation, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, successors and assigns and the heirs, executors, administrators, successors and assigns of any such person or entity, as releasees (hereinafter collectively referred to as the “Releasees”) from any liability, damage (whether direct or indirect, consequential, special, exemplary, or punitive), claim (including, without limitation, any claim for contribution or indemnity), loss or expense of any kind, in each case whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, that it may have against any Releasee arising from the beginning of time to the date hereof arising out of or relating to the Credit Facility. The Borrower and the Guarantors each further agrees to indemnify and hold the Releasees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Administrative Agent or any Lender on account of any claims of third parties arising out of or relating to the Credit Facility. The Borrower and the Guarantors each further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.
     8. Status of Parties. The relationship between the Administrative Agent and the Lenders, on the one hand, and the Borrower, on the other hand, is solely that of administrative agent and lenders, on the one hand, and borrower, on the other hand. Neither the Administrative Agent nor the Lenders have any fiduciary or other special relationship with or duty to the Borrower and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, or in any way make the Administrative Agent or any Lender a co-principal with the Borrower. In no event shall the Administrative Agent’s or any Lender’s rights and interests under the Loan Documents be construed to give the Administrative Agent or any Lender the right to control, or be deemed to indicate that the Administrative Agent or any Lender is in control of, the business, properties, management or operations of the Borrower.
     9. Fees, Costs, Expenses and Expenditures. The Borrower shall pay all of the Administrative Agent’s and the Lenders’ reasonable costs and expenses in connection with this Fourth Amendment, including, without limitation, the reasonable fees and disbursements of the Administrative Agent’s and the Lenders’ legal counsel.
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     10. No Waiver. Nothing contained in this Fourth Amendment constitutes an agreement or obligation by the Administrative Agent or the Lenders to grant any further amendments to any of the Loan Documents, as amended and modified hereby, and, except as expressly set forth and contained in Paragraph 1 of this Fourth Amendment, nothing contained herein constitutes a waiver or release by the Administrative Agent or any Lender of any rights or remedies available to the Administrative Agent or any Lender under the Loan Documents, as amended and modified hereby, at law or in equity.
     11. Inconsistencies. To the extent of any inconsistency between the terms, conditions, and provisions of this Fourth Amendment and the terms, conditions, and provisions of the Credit Agreement, the Notes, the Guaranties, and all other Loan Documents, the terms, conditions, and provisions of this Fourth Amendment shall govern and control. All terms, conditions, and provisions of the Credit Agreement, the Notes, the Guaranties, and all other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by each party hereto.
     12. Binding Effect; Governing Law. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and/or assigns. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 13.
     14. Headings. The headings of the Articles, Sections, paragraphs and clauses of this Fourth Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Fourth Amendment.
     15. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which, when taken together, shall be deemed one and the same instrument.
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     IN WITNESS WHEREOF, the Administrative Agent, the Lenders, the Borrower, and the Guarantors have duly executed and delivered this Fourth Amendment, all as of the day and year first written above.

BORROWER:

ATTEST:			INSURANCE SERVICES OFFICE, INC., as the Borrower

By:	/s/ Kenneth E. Thompson	By:	/s/ Mark V. Anquillare

	Kenneth E. Thompson		Mark V. Anquillare
	Secretary		Executive Vice President and
Chief Financial Officer

GUARANTORS:

ATTEST:			ISO CLAIMS SERVICES, INC., a Delaware corporation
AIR WORLDWIDE CORPORATION, a Delaware corporation
ISO SERVICES, INC., a Delaware corporation
XACTWARE SOLUTIONS, INC., a Delaware corporation
INTERTHINX, INC., a California corporation
VERISK HEALTH, INC., a Massachusetts corporation
D2HAWKEYE, INC., a Delaware corporation
VERISK ANALYTICS, INC., a Delaware corporation
ISO STAFF SERVICES, INC., a Delaware corporation

By:	/s/ Kenneth E. Thompson	By:	/s/ Mark V. Anquillare

	Kenneth E. Thompson		Mark V. Anquillare
	Secretary		Vice President of ISO Claims Services, Inc.,
AIR Worldwide Corporation,
ISO Services, Inc.,
Xactware Solutions, Inc., and Interthinx, Inc.
ISO Staff Services, Inc.
Vice President and Chief Financial Officer of Verisk Health, Inc.
Vice President and Treasurer of D2Hawkeye, Inc.
Executive Vice President and Chief Financial Officer of Verisk Analytics, Inc.
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ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.
By:	/s/ Roberto Salazar
	Name:	Roberto Salazar
	Title:	Vice President

LENDERS: BANK OF AMERICA, N.A., as a Lender, L/C Issuer, and Swing Line Lender
By:	/s/ William T. Franey
William T. Franey
Senior Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Michelle Cipriani
	Name:	Michelle Cipriani
	Title:	Vice President

MORGAN STANLEY BANK, N.A.
By:
Name:
Title:

WELLS FARGO BANK, N.A.
By:	/s/ Denis Waltrich
	Name:	Denis Waltrich
	Title:	Vice President

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SUNTRUST BANK
By:
Name:
Title:

SOVEREIGN BANK
By:
Name:
Title:

RBS CITIZENS, N.A.
By:	/s/ Paul Darrigo
	Name:	Paul Darrigo
	Title:	Senior Vice President

THE NORTHERN TRUST COMPANY
By:	/s/ Peter J. Hallan
	Name:	Peter J. Hallan
	Title:	Vice President

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